THIRD AMENDMENT TO DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Third Amendment") is entered into and effective as of September 24, 1999, by and among Factory Card Outlet of America Ltd., an Illinois corporation and a debtor and debtor in possession (the "Borrower"), on the one hand, and Foothill Capital Corporation, as Agent ("Foothill") and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the "Lenders"), on the other hand. This Third Amendment amends certain provisions of the Debtor in Possession Loan and Security Agreement dated as of March 23, 1999 by and among the Borrower and Foothill, as Agent, and the Lenders (as amended by and through the date of this Third Amendment, and as hereafter amended and/or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND
                                   ----------

         This Third Amendment is entered into to amend certain of the provisions governing the availability of "Special Sub-Line Advances" under the Loan Agreement, in accordance with the terms and conditions hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         1.       Amendments to Loan Agreement.
                  ----------------------------

         (a) Amendment to Subsection 2.2(a). Subsection 2.2(a)(ii) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                                    "(ii) the aggregate amount of all undrawn or
                           unreimbursed Letters of Credit would exceed the lower of: (x) the Maximum Revolving Amount minus the amount of outstanding Advances (including any Agent Advances and Agent Loans); or (y)(1) for the period September 24, 1999 through November 23, 1999, $12,500,000, or
                           (2) at all other times during the term of this Agreement, $10,000,000;"

         2.       Representations and Warranties; Confirmation of
                  Representations, Warranties.
                  -------------------------------------------------------------

         This Third Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of


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the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this Third Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Third Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this Third Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

         3. Amendment Fee. Prior to or concurrently with the execution by the Agent and the Lenders of this Third Amendment, and as a condition to the obligation of the Lenders to execute this Third Amendment and make the accomodations to the Borrower described herein:

         (a) This Third Amendment shall have been executed and delivered by each of the parties hereto; and

         (b) The Borrower shall have paid to the Agent for the ratable benefit of the Lenders an amendment fee of $12,500. Such fee shall be fully earned when paid to the Agent and shall not be refunded to the Borrower under any circumstances.

         4.       No Novation; Effect; Counterparts; Governing Law.
                  ------------------------------------------------

         Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this Third Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This Third Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Third Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and the United States Bankruptcy Code and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower acknowledges that the reasonable out-of-pocket expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Third Amendment shall be "Lender Group Expenses," as such term is defined in the Loan Agreement.


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


         4.       Construction.
                  ------------

         The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan Documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this Third Amendment and as further amended and/or restated from time to time hereafter.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.


                                 FACTORY CARD OUTLET OF AMERICA,
                                 LTD.


                                 By:
                                    ----------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ----------------------------------



                                 FOOTHILL CAPITAL CORPORATION, for
                                 itself and as Agent for the Lenders



                                 By:
                                    ----------------------------------
                                                           (Title)


                                 PARAGON CAPITAL, LLC, as a Lender



                                 By:
                                    ----------------------------------
                                                           (Title)





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